UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

U.S. GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-08266	22-1831409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801

(Address of principal executive offices) (Zip Code)

(800) 557-4550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	USAU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in the proxy statement of U.S. Gold Corp. (the “Company”) for its annual meeting of stockholders held on April 27, 2026 (the “April 2026 Annual Meeting”), the Company expected to return to a more normalized schedule for its next annual meeting of stockholders to be held in fiscal year 2026 and anticipated that the date of that meeting would change by more than 30 days from the anniversary date of the April 2026 Annual Meeting. The proxy statement also stated that, if the deadlines for stockholder proposals and director nominations changed, the Company would announce the new dates in a Form 10-Q or Form 8-K.

On May 22, 2026, the board of directors of the Company established October 13, 2026 as the date of the Company’s annual meeting of stockholders to be held in fiscal year 2026 (the “FY26 Annual Meeting”). As the date of the FY26 Annual Meeting has advanced by more than 30 days from the anniversary date of the April 2026 Annual Meeting, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing its stockholders of such change. The record date, time and location of the FY26 Annual Meeting will be as set forth in the Company’s proxy statement for the FY26 Annual Meeting (the “Proxy Statement”).

To be included in the proxy materials for the FY26 Annual Meeting, stockholder proposals submitted in compliance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received in writing at the following address, U.S. Gold Corp., 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801, Attention: Secretary, on or before July 27, 2026, which the Company has determined to be a reasonable time before it expects to begin printing and mailing its proxy materials for the FY26 Annual Meeting.

In accordance with the Company’s Second Amended and Restated Bylaws (“Bylaws”), if a stockholder wishes to present a proposal before the FY26 Annual Meeting but does not wish to have a proposal considered for inclusion in the Proxy Statement and proxy in accordance with Rule 14a-8 or to nominate someone for election as a director, the notice of stockholder proposals or director nominations for the FY26 Annual Meeting must be received not earlier than close of business on June 15, 2026 and not later than close of business on July 15, 2026.

In addition, if applicable, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the FY26 Annual Meeting must comply with the “universal proxy rules,” Rule 14a-19 promulgated under the Exchange Act, as required by and in addition to the Bylaws, including providing written notice on a timely basis no later than August 14, 2026, which is 60 days prior the date of the FY26 Annual Meeting, and providing certain information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees) to the Company.

All proposals, nominations, and/or notices must be delivered to the Company in compliance with all applicable SEC rules and regulations and the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. GOLD CORP.
(Registrant)

/s/ Eric Alexander
Eric Alexander
Chief Financial Officer

Date: May 22, 2026